EXHIBIT 32.1

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                                   PRIDE, INC.
                       PURSUANT TO 18 U.S.C. SECTION 1350



In connection with the Quarterly Report of Pride, Inc. (the "Company") on Form 10-QSB for the period ended September 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michael Schumacher, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




/s/ Michael Schumacher
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Michael Schumacher
President, Treasurer, Chief Executive Officer,
 Chief Financial Officer and Director

November 21, 2005